UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Brian C. Janssen

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New World Fund® Semi-annual report for the six months ended April 30, 2019

Capturing the
growth potential
of developing
economies

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

The fund’s investment objective is long-term capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds®, one of the nation’s largest mutual fund families. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the period ended March 31, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–7.14%	3.13%	9.34%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 1.00% for Class A shares as of the prospectus dated January 1, 2019 (as supplemented to date).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

Stocks in developing markets advanced during the first half of New World Fund’s fiscal year, overcoming bouts of volatility tied to U.S.-China trade talks, China’s slowing economy and shifting global monetary policies.

In this environment, New World Fund outpaced both of its benchmarks. The fund gained 15.06% during the six-month period ended April 30, 2019, for shareholders who reinvested a dividend of 58 cents per share and a capital gain of 71 cents per share paid in December 2018.

By comparison, the fund’s primary benchmark — the unmanaged MSCI All Country World Index (ACWI) — rose 9.37%, while the unmanaged MSCI Emerging Markets (EM) Index climbed 13.76%.

With the primary objective of long-term capital appreciation, New World Fund offers a multidimensional approach to capturing the potential of emerging markets by blending three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world that have significant business in the developing world; and, when appropriate, government and corporate bonds of issuers in developing countries.

Results at a glance

For periods ended April 30, 2019, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime (since 6/17/99)

New World Fund (Class A shares)	15.06%	1.46%	4.82%	9.09%	7.91%
MSCI ACWI	9.37	5.06	6.96	11.11	4.86
MSCI EM Index	13.76	–5.04	4.04	7.50	7.40
J.P. Morgan Emerging Markets Bond Index Global Diversified	8.20	6.01	5.23	7.96	9.09

Because New World Fund invests in companies based in both the developed and developing worlds as well as emerging markets bonds, it uses the MSCI ACWI (All Country World Index), MSCI EM (Emerging Markets) Index and J.P. Morgan Emerging Markets Bond Index Global Diversified as benchmarks. MSCI ACWI and MSCI EM Index results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates, who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

New World Fund	1

Where the fund’s assets are invested

Geographical distribution of net assets on April 30, 2019

Developed-country equities	49.8%
The Americas
United States	18.6%
Canada	1.2
Asia
Japan	4.8
Hong Kong	4.1
South Korea	2.4
Taiwan	2.0
Australia	1.0
New Zealand	.1
Europe
France	4.7
United Kingdom	3.6
Switzerland	2.1
Germany	1.7
Netherlands	1.0
Denmark	.9
Spain	.8
Italy	.3
Sweden	.2
Norway	.1
Ireland	.1
Africa/Middle East
Israel	.1

Developing-country equities	37.6%
The Americas
Brazil	7.6%
Mexico	.6
Argentina	.2
Peru	.1
Republic of Colombia	.1
Asia
China	13.9
India	8.3
Philippines	1.2
Indonesia	.7
Thailand	.3
Vietnam	.1
Malaysia	.1
Europe
Russian Federation	1.5
Turkey	.4
Greece	.4
Belgium	.1
Hungary	.1
Africa/Middle East
South Africa	1.8
United Arab Emirates	.1

Developing-country bonds	4.1%
The Americas
Argentina	.4%
Mexico	.3
Dominican Republic	.2
Brazil	.2
Peru	.1
Panama	.1
Paraguay	.1
Colombia	.1
Honduras	.1
Asia
Indonesia	.3
Kazakhstan	.1
Pakistan	.1
Sri Lanka	.1
Europe
Turkey	.3
Russian Federation	.2
Ukraine	.1
Italy	.1
Romania	.1
Greece	.1
Africa/Middle East
Egypt	.3
South Africa	.1
Saudi Arabia	.1
Iraq	.1
Qatar	.1
Kenya	.1
Jordan	.1
Nigeria	.1

Short-term securities & other assets less liabilities	8.5%
Total	100.0%

2	New World Fund

This approach offers many potential benefits for long-term investors, including a reduction in some of the volatility typically associated with investing in developing markets. As can be seen in the table on page 1, the fund’s lifetime results compare favorably to the MSCI ACWI, which represents the range of investable companies, and the MSCI EM Index, the closest benchmark to the fund’s objective of benefiting from significant exposure to developing economies and markets.

Market overview

Global equity markets zigzagged during the six-month period.

Equities fell sharply heading into 2019, pressured by rising interest rates, slowing global economic growth and deteriorating relations between the U.S. and China. In contrast, stocks in developed and developing markets rebounded from January through April amid indications that the U.S. Federal Reserve and European Central Bank intend to keep interest rates low to help stimulate growth. Progress in U.S.-China trade talks also boosted sentiment; however, as of this writing the two countries have yet to reach a deal and both plan to increase tariffs on certain products that the other country produces.

Chinese stocks rose 21.32%. Technology-related companies, property developers and consumer product makers led gains. Stocks were boosted by targeted stimulus measures and cheaper valuations following a sharp selloff last November and December. Chinese officials took a series of steps to stabilize growth and improve market confidence as trade negotiations with the U.S. wavered. The government eased credit for infrastructure projects, lowered reserve requirements for banks, and cut taxes for businesses and individuals. These measures helped China register first-quarter economic growth of 6.4%, soothing some concerns about the health of the world’s second-largest economy.

Indian equities increased 18.78% but were volatile due to nervousness over elections, the pace of economic growth and oil prices. Oil backed off high levels (India is a large energy importer), helping to alleviate inflationary pressures that hurt consumer spending. India’s central bank also cut interest rates twice after friction with the country’s ruling party over monetary policy. Meanwhile, private-sector banks largely reported solid loan growth and stable asset quality, boosting gains in the financials sector.

Elsewhere in Asia, Taiwanese stocks climbed 10.90% and Korean stocks rose 6.81%, largely thanks to gains for companies that manufacture and supply semiconductor components.

Brazilian stocks finished up 3.31%, led by banks and consumer staples companies. President Jair Bolsonaro, who took office January 1, unveiled his much-awaited pension reform plan, which is a key building block for his pro-market agenda.

New World Fund	3

However, it remains to be seen if an overhaul to Brazil’s pension system can gain consensus in the country’s fractured legislature.

Inside the portfolio

Three Indian companies that are among the fund’s top 10 holdings were leading contributors to portfolio returns. Shares of private-sector banks HDFC Bank and Kotak Mahindra Bank both rose on increasing profits, strong loan growth and credit quality. Shares of conglomerate Reliance Industries rallied on profit in its petrochemicals business and growth of its Jio telecom network; having launched in 2016, Jio now has one of India’s largest subscriber bases at 306 million.

Technology firms in China and Latin America were significant contributors to fund returns.

Shares of Tencent, China’s largest social media and mobile gaming company, gained as Chinese regulators eased licensing approvals for video games after a temporary freeze in 2018. Shares of Alibaba rose on profit and revenue growth and signs that the company is further strengthening its grip on China’s e-commerce market. Meanwhile, MercadoLibre shares climbed to record highs. The Latin American e-commerce company posted strong revenue growth and gained traction in expanding its network platform for processing online and offline payments.

Brazilian meat producer JBS S.A. also boosted portfolio returns. JBS shares surged on expectations that the company will benefit from shrinking pork supplies in China caused by swine flu. China is the world’s top pork producer, and the outbreak is boosting hog prices on a global basis.

In contrast, certain companies in Brazil were among the fund’s top detractors during the six-month period.

Shares of mining giant Vale slumped after a deadly dam burst at one of its iron-ore mines in Brazil. The tragic event led the corporation to suspend its dividend and share buybacks and stop mining at several locations. Vale also named a new chief executive. Shares of state-owned oil giant Petrobras edged lower despite the company’s improving profitability and shrinking debt load. The stock fell in April after the government reversed a plan to raise diesel fuel prices, which would have helped Petrobras.

4	New World Fund

British American Tobacco was another detractor. Shares were challenged by proposed plans from U.S. regulators to reduce nicotine levels in cigarettes and ban menthol cigarettes. The company also faced stiff competition in the e-cigarette market that includes alternatives such as vaporizers.

As of April 30, 2019, equities in developing countries accounted for 37.6% of the fund’s net assets and bonds 4.1%; equities in developed countries represented 49.8%. Holdings in cash and cash-like securities amounted to 8.5%; this position is a reflection of decisions made by individual portfolio managers to hold cash as part of their investment strategy.

Looking forward

As of this writing, there remains uncertainty about the pace of global growth and a resolution to the U.S.-China trade conflict. It’s also unclear what impact a potential trade agreement between the world’s two largest economies would have on companies in developed and developing markets.

In this environment, our investment team remains centered on individual companies, particularly those with stronger balance sheets and those addressing broader secular trends with long runways for growth in emerging markets. The universe of developing countries includes a truly diverse set of nations, markets and businesses, and it is our belief that comprehensive, company-by-company research helps us identify those firms that should thrive over the long term.

While markets are likely to experience some volatility in coming months, we believe longer term trends such as the growth of mobile commerce, an expanding consumer class in Asia and increased adoption of smartphones look sustainable in emerging markets.

Currently, portfolio managers have significant exposure to technology-oriented and consumer companies based in China, the U.S. and greater Asia. Investments are largely focused on companies that managers believe can prosper from the growth of mobile, internet-connected services and rising demand for specialty semiconductors for artificial intelligence and advanced manufacturing processes.

Financial-related companies are another core portfolio holding, namely private-sector banks domiciled in India that continue to take market share from state-run banks and grow their businesses in the underpenetrated consumer segment. Ongoing disruption in traditional financial services is another area of focus with investments in payment processors based in the U.S. and Brazil.

New World Fund	5

Managers have also shown increased interest in the materials sector. Commodities companies have strengthened their balance sheets over the past few years, and recent stimulus measures in China may stoke demand for industrial metals used in infrastructure-related projects. In addition, Chinese natural gas producers remain among the fund’s larger holdings, given China’s push to curb pollution.

We thank you for the trust you have placed in us and for your continued investment in the fund, and we look forward to reporting to you again in six months.

Cordially,

Nick Grace

Carl Kawaja

Rob Lovelace

Co-presidents

June 12, 2019

For current information about the fund, visit americanfunds.com.

6	New World Fund

Summary investment portfolio April 30, 2019	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	18.59%
China	13.89
Eurozone*	9.07
India	8.26
Brazil	7.74
Japan	4.80
Hong Kong	4.13
United Kingdom	3.61
South Korea	2.39
Other countries	19.03
Short-term securities & other assets less liabilities	8.49
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

Common stocks 87.30%	Shares	Value (000)
Information technology 15.40%
Taiwan Semiconductor Manufacturing Co., Ltd.	75,291,500	$631,064
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	61,348
Microsoft Corp.	4,447,600	580,857
Mastercard Inc., Class A	1,991,300	506,268
Samsung Electronics Co., Ltd.	10,212,060	400,824
Samsung Electronics Co., Ltd., nonvoting preferred shares	575,000	18,311
Micron Technology, Inc.[1]	8,931,100	375,642
Broadcom Inc.	1,085,396	345,590
Keyence Corp.[2]	499,100	309,772
SK hynix, Inc.	3,993,000	270,040
PagSeguro Digital Ltd., Class A1	10,215,626	266,219
ASML Holding NV	1,106,455	230,255
Murata Manufacturing Co., Ltd.[2]	4,250,400	227,491
Visa Inc., Class A	1,346,900	221,471
Other securities		1,656,387
		6,101,539

New World Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 13.69%
Alibaba Group Holding Ltd. (ADR)[1]	3,714,465	$689,293
Naspers Ltd., Class N	1,321,800	337,736
LVMH Moët Hennessy-Louis Vuitton SE	796,811	311,947
MercadoLibre, Inc.[1]	601,600	291,259
Galaxy Entertainment Group Ltd.	34,480,000	257,782
Marriott International, Inc., Class A	1,624,100	221,560
Meituan Dianping, Class B1	29,863,072	216,984
Melco Resorts & Entertainment Ltd. (ADR)	7,890,000	198,039
Other securities		2,900,680
		5,425,280

Financials 12.55%
AIA Group Ltd.	61,792,800	629,759
HDFC Bank Ltd.	17,018,879	567,049
HDFC Bank Ltd. (ADR)	332,000	38,064
Kotak Mahindra Bank Ltd.	24,079,669	480,027
Sberbank of Russia PJSC (ADR)	18,483,343	264,674
China Construction Bank Corp., Class H	297,693,000	262,978
Itaú Unibanco Holding SA, preferred nominative	15,992,544	137,978
Itaú Unibanco Holding SA, preferred nominative (ADR)	13,684,500	118,371
Capitec Bank Holdings Ltd.	2,506,357	234,199
B3 SA - Brasil, Bolsa, Balcao	24,699,600	217,006
Bank Central Asia Tbk PT	105,629,900	213,113
Other securities		1,809,835
		4,973,053

Health care 8.33%
Thermo Fisher Scientific Inc.	873,520	242,358
AstraZeneca PLC	2,607,000	194,657
Other securities		2,861,416
		3,298,431

Industrials 7.69%
Airbus SE, non-registered shares	3,134,601	428,502
Shanghai International Airport Co., Ltd., Class A	26,347,414	276,232
Adani Ports & Special Economic Zone Ltd.	46,788,824	264,237
International Container Terminal Services, Inc.[3]	104,311,000	253,209
Other securities		1,826,390
		3,048,570

Materials 7.05%
Vale SA, ordinary nominative (ADR)	18,198,375	232,575
Vale SA, ordinary nominative	16,643,362	212,653
First Quantum Minerals Ltd.	25,438,000	268,678
Freeport-McMoRan Inc.	15,204,000	187,161
Other securities		1,893,076
		2,794,143

Consumer staples 6.62%
JBS SA, ordinary nominative	77,425,902	390,378
Nestlé SA	3,189,673	306,931
Pernod Ricard SA	1,189,200	207,207

8	New World Fund

	Shares	Value (000)
Kweichow Moutai Co., Ltd., Class A	1,285,111	$185,800
Other securities		1,534,281
		2,624,597

Communication services 6.43%
Alphabet Inc., Class C1	416,136	494,569
Alphabet Inc., Class A1	118,464	142,034
Tencent Holdings Ltd.	12,862,500	636,173
Facebook, Inc., Class A1	2,055,497	397,533
Other securities		876,970
		2,547,279

Energy 5.87%
Reliance Industries Ltd.	39,756,028	796,107
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	20,848,787	317,527
Royal Dutch Shell PLC, Class B	5,748,365	184,736
Royal Dutch Shell PLC, Class B (ADR)	349,700	22,692
Other securities		1,003,899
		2,324,961

Utilities 2.39%
ENN Energy Holdings Ltd.	44,703,600	422,259
China Gas Holdings Ltd.	86,403,866	278,107
China Resources Gas Group Ltd.	46,710,000	216,140
Other securities		30,429
		946,935

Real estate 1.28%
Other securities		506,354

Total common stocks (cost: $24,899,657,000)		34,591,142

Preferred securities 0.00%
Industrials 0.00%
Other securities		291

Total preferred securities (cost: $288,000)		291

Rights & warrants 0.26%
Other 0.26%
Other securities		104,955

Total rights & warrants (cost: $57,036,000)		104,955

Bonds, notes & other debt instruments 3.95%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 3.34%
Other securities		1,323,176

New World Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes 0.61%
Vale SA 6.25%–6.88% 2026–2039	$17,260	$19,680
Other securities		221,143
		240,823

Total bonds, notes & other debt instruments (cost: $1,558,879,000)		1,563,999

Short-term securities 8.07%	Shares
Money market investments 7.67%
Capital Group Central Cash Fund	30,390,464	3,038,743

	Principal amount (000)
Other short-term securities 0.40%
Other securities		159,135

Total short-term securities (cost: $3,206,688,000)		3,197,878
Total investment securities 99.58% (cost: $29,722,548,000)		39,458,265
Other assets less liabilities 0.42%		166,156

Net assets 100.00%		$39,624,421

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $600,018,000, which represented 1.51% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

				Unrealized
Contract amount				appreciation
Purchases	Sales			at 4/30/2019
(000)	(000)	Counterparty	Settlement date	(000)
USD73,869	CNH496,216	Standard Chartered Bank	5/7/2019	$203
USD28,587	BRL109,970	JPMorgan Chase	5/17/2019	580
USD17,163	GBP13,135	JPMorgan Chase	5/17/2019	19
				$802

10	New World Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the six months ended April 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares
Common stocks 1.56%
Industrials 0.64%
International Container Terminal Services, Inc.	109,941,420	—	5,630,420	104,311,000
Energy 0.92%
Kosmos Energy Ltd.	18,860,000	7,050,000	—	25,910,000
Energean Oil & Gas PLC[1]	9,900,000	—	—	9,900,000
Gulf Keystone Petroleum Ltd.[1]	14,566,135	—	—	14,566,135
Indus Gas Ltd.[1]	10,429,272	—	—	10,429,272

	Net	Net		Value of
	realized	unrealized	Dividend	affiliates at
	gain	appreciation	income	4/30/2019
	(000)	(000)	(000)	(000)
Common stocks 1.56%
Industrials 0.64%
International Container Terminal Services, Inc.	$3,285	$74,118	$10,020	$253,209
Energy 0.92%
Kosmos Energy Ltd.	25	14,116	1,171	173,338
Energean Oil & Gas PLC[1]	—	27,552	—	107,021
Gulf Keystone Petroleum Ltd.[1]	—	6,819	—	48,245
Indus Gas Ltd.[1]	—	2,876	—	37,535
				366,139
Total 1.56%	$3,310	$125,481	$11,191	$619,348

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Other securities,” was $2,129,291,000, which represented 5.37% of the net assets of the fund. This amount includes $1,930,388,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.

Key to abbreviations and symbol

ADR = American Depositary Receipts

BRL = Brazilian reais

CNH = Chinese yuan renminbi

GBP = British pounds

USD/$ = U.S. dollars

See notes to financial statements

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Financial statements

Statement of assets and liabilities	unaudited
at April 30, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $29,239,054)	$38,838,917
Affiliated issuers (cost: $483,494)	619,348	$39,458,265
Cash		42,952
Cash denominated in currencies other than U.S. dollars (cost: $185,966)		186,069
Unrealized appreciation on open forward currency contracts		802
Receivables for:
Sales of investments	31,057
Sales of fund’s shares	67,754
Dividends and interest	90,089
Other	7,540	196,440
		39,884,528
Liabilities:
Payables for:
Purchases of investments	129,195
Repurchases of fund’s shares	32,851
Investment advisory services	16,911
Services provided by related parties	6,690
Directors’ deferred compensation	2,745
Non-U.S. taxes	64,584
Other	7,131	260,107
Net assets at April 30, 2019		$39,624,421

Net assets consist of:
Capital paid in on shares of capital stock		$29,823,916
Total distributable earnings		9,800,505
Net assets at April 30, 2019		$39,624,421

See notes to financial statements

12	New World Fund

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,
$.01 par value (595,030 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$12,826,271	192,119		$66.76
Class C	754,219	11,706		64.43
Class T	12	—	*	66.68
Class F-1	1,167,592	17,604		66.33
Class F-2	11,252,289	168,965		66.60
Class F-3	4,034,845	60,409		66.79
Class 529-A	889,859	13,450		66.16
Class 529-C	123,222	1,907		64.60
Class 529-E	38,840	591		65.69
Class 529-T	12	—	*	66.68
Class 529-F-1	85,150	1,288		66.10
Class R-1	30,486	472		64.62
Class R-2	307,065	4,753		64.61
Class R-2E	29,490	448		65.89
Class R-3	639,431	9,721		65.78
Class R-4	850,633	12,821		66.35
Class R-5E	29,826	451		66.12
Class R-5	449,883	6,721		66.93
Class R-6	6,115,296	91,604		66.76

*	Amount less than one thousand.

See notes to financial statements

New World Fund	13

Statement of operations	unaudited
for the six months ended April 30, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $20,754; also includes $11,191 from affiliates)	$238,100
Interest (net of non-U.S. taxes of $114)	108,079	$346,179
Fees and expenses*:
Investment advisory services	93,598
Distribution services	24,885
Transfer agent services	20,860
Administrative services	6,512
Reports to shareholders	1,099
Registration statement and prospectus	2,682
Directors’ compensation	190
Auditing and legal	164
Custodian	4,155
State and local taxes	1
Other	1,542
Total fees and expenses before reimbursements	155,688
Less transfer agent services reimbursements	1
Total fees and expenses after reimbursements		155,687
Net investment income		190,492

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $801):
Unaffiliated issuers	79,806
Affiliated issuers	3,310
Forward currency contracts	3,583
Currency transactions	(1,119)	85,580
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $64,584):
Unaffiliated issuers	4,708,976
Affiliated issuers	125,481
Forward currency contracts	(5,498)
Currency translations	(668)	4,828,291
Net realized gain and unrealized appreciation		4,913,871

Net increase in net assets resulting from operations		$5,104,363

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

14	New World Fund

Statements of changes in net assets
(dollars in thousands)

	Six months ended April 30, 2019*	Year ended October 31, 2018
Operations:
Net investment income	$190,492	$404,722
Net realized gain	85,580	481,668
Net unrealized appreciation (depreciation)	4,828,291	(4,145,127)
Net increase (decrease) in net assets resulting from operations	5,104,363	(3,258,737)

Distributions paid to shareholders	(786,788)	(691,469)

Net capital share transactions	1,851,489	3,855,987

Total increase (decrease) in net assets	6,169,064	(94,219)

Net assets:
Beginning of period	33,455,357	33,549,576
End of period	$39,624,421	$33,455,357

*	Unaudited.

See notes to financial statements

New World Fund	15

Notes to financial statements	unaudited

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

16	New World Fund

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

New World Fund	17

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

18	New World Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are

New World Fund	19

based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$5,427,820	$673,719	$—	$6,101,539
Consumer discretionary	5,116,713	308,567	—	5,425,280
Financials	4,938,411	34,642	—	4,973,053
Health care	3,124,875	173,556	—	3,298,431
Industrials	2,646,934	401,636	—	3,048,570
Materials	2,703,789	90,354	—	2,794,143
Consumer staples	2,422,730	201,867	—	2,624,597
Communication services	2,490,475	56,804	—	2,547,279
Energy	2,305,075	19,886	—	2,324,961
Utilities	946,935	—	—	946,935
Real estate	443,340	62,961	53	506,354
Preferred securities	—	291	—	291
Rights & warrants	—	104,955	—	104,955
Assets:
Bonds, notes & other debt instruments	—	1,563,999	—	1,563,999
Short-term securities	3,038,743	159,135	—	3,197,878
Total	$35,605,840	$3,852,372	$53	$39,458,265

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$802	$—	$802

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or

20	New World Fund

economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes.

New World Fund	21

As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for

22	New World Fund

less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $265,795,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from

New World Fund	23

the fund’s use of forward currency contracts as of, or for the six months ended, April 30, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$802	Unrealized depreciation on open forward currency contracts	$—

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$3,583	Net unrealized depreciation on forward currency contracts	$(5,498)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

24	New World Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of April 30, 2019, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
JPMorgan Chase	$599	$—	$—	$(599)	$—
Standard Chartered Bank	203	—	(203)	—	—
Total	$802	$—	$(203)	$(599)	$—

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

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Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2018, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$338,439
Undistributed long-term capital gains	402,808

As of April 30, 2019, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$10,836,436
Gross unrealized depreciation on investments	(1,157,896)
Net unrealized appreciation on investments	9,678,540
Cost of investments	29,780,527

26	New World Fund

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Six months ended April 30, 2019						Year ended October 31, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$110,854		$135,573		$246,427		$123,643		$125,153		$248,796
Class C	691		8,708		9,399		2,034		8,456		10,490
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	9,446		12,232		21,678		13,479		13,486		26,965
Class F-2	123,476		112,557		236,033		100,893		79,594		180,487
Class F-3	42,105		35,996		78,101		35,197		25,470		60,667
Class 529-A	7,272		9,507		16,779		8,400		8,722		17,122
Class 529-C	55		1,430		1,485		—		1,406		1,406
Class 529-E	244		429		673		300		398		698
Class 529-T	—	*	—	*	—	*	—	*	—	*	—	*
Class 529-F-1	909		886		1,795		669		575		1,244
Class R-1	29		343		372		86		330		416
Class R-2	466		3,473		3,939		1,131		3,455		4,586
Class R-2E	146		311		457		187		234		421
Class R-3	3,775		7,049		10,824		5,171		6,802		11,973
Class R-4	7,817		9,113		16,930		8,570		8,033		16,603
Class R-5E	223		205		428		80		58		138
Class R-5	5,420		4,708		10,128		3,760		2,910		6,670
Class R-6	71,021		60,319		131,340		59,486		43,301		102,787
Total	$383,949		$402,839		$786,788		$363,086		$328,383		$691,469

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.480% on such assets in excess of $34 billion. On December 12, 2018, the fund’s board of directors approved an amended investment advisory and service agreement effective February 1, 2019, decreasing the annual rate to 0.477% on daily net assets in excess of $44 billion. For the six months ended April 30, 2019, the investment advisory services fee was $93,598,000, which was equivalent to an annualized rate of 0.527% of average daily net assets.

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Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of April 30, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also

28	New World Fund

include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Currently Class A shares pay an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes pay a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of directors authorized effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets attributable to each share class of the fund (which could increase as noted above) for its provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

New World Fund	29

For the six months ended April 30, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$14,632	$11,193		$591		Not applicable
Class C	3,569	686		180		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	1,323	757		266		Not applicable
Class F-2	Not applicable	5,428		2,502		Not applicable
Class F-3	Not applicable	200		827		Not applicable
Class 529-A	922	695		205		$271
Class 529-C	581	101		30		39
Class 529-E	90	16		9		12
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	64		19		26
Class R-1	143	25		7		Not applicable
Class R-2	1,077	534		72		Not applicable
Class R-2E	80	30		7		Not applicable
Class R-3	1,489	520		149		Not applicable
Class R-4	979	423		196		Not applicable
Class R-5E	Not applicable	17		5		Not applicable
Class R-5	Not applicable	108		102		Not applicable
Class R-6	Not applicable	63		1,345		Not applicable
Total class-specific expenses	$24,885	$20,860		$6,512		$348

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $190,000 in the fund’s statement of operations reflects $150,000 in current fees (either paid in cash or deferred) and a net increase of $40,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

30	New World Fund

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended April 30, 2019.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the six months ended April 30, 2019.

New World Fund	31

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended April 30, 2019

Class A	$554,275	8,984	$242,397		4,338		$(820,643)	(13,390)	$(23,971)	(68)
Class C	49,930	837	9,337		173		(108,102)	(1,812)	(48,835)	(802)
Class T	—	—	—		—		—	—	—	—
Class F-1	162,846	2,644	21,445		386		(163,628)	(2,680)	20,663	350
Class F-2	2,049,849	33,454	227,081		4,078		(1,488,374)	(24,430)	788,556	13,102
Class F-3	901,028	14,253	73,831		1,322		(362,594)	(5,916)	612,265	9,659
Class 529-A	45,819	749	16,771		303		(60,786)	(994)	1,804	58
Class 529-C	7,297	123	1,484		27		(17,416)	(290)	(8,635)	(140)
Class 529-E	1,830	30	671		12		(3,535)	(58)	(1,034)	(16)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	7,483	123	1,791		32		(6,812)	(112)	2,462	43
Class R-1	3,642	61	371		7		(5,347)	(90)	(1,334)	(22)
Class R-2	31,585	528	3,931		73		(46,632)	(787)	(11,116)	(186)
Class R-2E	5,113	85	457		8		(4,856)	(80)	714	13
Class R-3	76,879	1,266	10,786		196		(105,948)	(1,755)	(18,283)	(293)
Class R-4	115,359	1,889	16,928		305		(106,690)	(1,744)	25,597	450
Class R-5E	12,913	213	428		8		(2,762)	(45)	10,579	176
Class R-5	176,488	2,872	10,096		180		(49,955)	(818)	136,629	2,234
Class R-6	708,523	11,430	128,959		2,312		(472,054)	(7,736)	365,428	6,006
Total net increase (decrease)	$4,910,859	79,541	$766,764		13,760		$(3,826,134)	(62,737)	$1,851,489	30,564

32	New World Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2018

Class A	$1,402,081	20,994	$243,994		3,676		$(1,895,888)	(28,909)	$(249,813)	(4,239)
Class C	145,539	2,254	10,412		162		(208,071)	(3,255)	(52,120)	(839)
Class T	—	—	—		—		—	—	—	—
Class F-1	401,034	6,048	26,715		405		(695,110)	(10,562)	(267,361)	(4,109)
Class F-2	4,076,901	61,689	174,441		2,635		(2,026,287)	(30,695)	2,225,055	33,629
Class F-3	1,275,346	19,181	56,462		851		(457,059)	(6,918)	874,749	13,114
Class 529-A	141,365	2,137	17,116		260		(142,255)	(2,193)	16,226	204
Class 529-C	18,435	286	1,406		22		(62,795)	(978)	(42,954)	(670)
Class 529-E	4,746	73	698		11		(6,463)	(100)	(1,019)	(16)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	33,024	524	1,244		19		(11,542)	(176)	22,726	367
Class R-1	10,053	155	416		7		(11,013)	(171)	(544)	(9)
Class R-2	82,217	1,277	4,579		71		(119,190)	(1,861)	(32,394)	(513)
Class R-2E	14,309	217	421		7		(9,305)	(143)	5,425	81
Class R-3	209,291	3,186	11,929		182		(257,055)	(3,944)	(35,835)	(576)
Class R-4	278,374	4,210	16,603		251		(265,514)	(4,028)	29,463	433
Class R-5E	19,021	288	138		2		(3,088)	(48)	16,071	242
Class R-5	109,880	1,644	6,642		100		(244,060)	(3,669)	(127,538)	(1,925)
Class R-6	2,023,272	30,429	100,970		1,522		(648,392)	(9,819)	1,475,850	22,132
Total net increase (decrease)	$10,244,888	154,592	$674,186		10,183		$(7,063,087)	(107,469)	$3,855,987	57,306

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $10,119,071,000 and $5,577,497,000, respectively, during the six months ended April 30, 2019.

New World Fund	33

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:
4/30/2019[5,6]	$59.37	$.28	$8.40	$8.68
10/31/2018	66.29	.66	(6.31)	(5.65)
10/31/2017	53.67	.55	12.55	13.10
10/31/2016	51.37	.52	2.08	2.60
10/31/2015	59.28	.49	(5.28)	(4.79)
10/31/2014	59.37	.76	.33	1.09
Class C:
4/30/2019[5,6]	57.02	.04	8.14	8.18
10/31/2018	63.75	.13	(6.07)	(5.94)
10/31/2017	51.60	.08	12.12	12.20
10/31/2016	49.48	.10	2.02	2.12
10/31/2015	57.18	.04	(5.09)	(5.05)
10/31/2014	57.34	.27	.32	.59
Class T:
4/30/2019[5,6]	59.39	.34	8.39	8.73
10/31/2018	66.35	.78	(6.32)	(5.54)
10/31/2017[5,11]	57.00	.44	8.91	9.35
Class F-1:
4/30/2019[5,6]	58.95	.28	8.36	8.64
10/31/2018	65.85	.65	(6.27)	(5.62)
10/31/2017	53.31	.56	12.46	13.02
10/31/2016	51.03	.50	2.10	2.60
10/31/2015	58.83	.49	(5.24)	(4.75)
10/31/2014	58.96	.79	.29	1.08
Class F-2:
4/30/2019[5,6]	59.35	.37	8.37	8.74
10/31/2018	66.27	.85	(6.32)	(5.47)
10/31/2017	53.69	.71	12.53	13.24
10/31/2016	51.39	.71	2.06	2.77
10/31/2015	59.34	.64	(5.28)	(4.64)
10/31/2014	59.46	.90	.34	1.24
Class F-3:
4/30/2019[5,6]	59.54	.41	8.38	8.79
10/31/2018	66.49	.91	(6.34)	(5.43)
10/31/2017[5,12]	54.47	.65	11.37	12.02

34	New World Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]

$(.58)	$(.71)	$(1.29)	$66.76	15.06%[7]	$12,826		1.03%[8]		1.03%[8]		.92%[8]
(.63)	(.64)	(1.27)	59.37	(8.73)	11,410		.99		.99		1.00
(.48)	—	(.48)	66.29	24.66	13,022		1.04		1.04		.94
(.30)	—	(.30)	53.67	5.10	11,103		1.07		1.07		1.03
(.49)	(2.63)	(3.12)	51.37	(8.31)	11,532		1.04		1.04		.89
(.57)	(.61)	(1.18)	59.28	1.86	13,217		1.03		1.03		1.28

(.06)	(.71)	(.77)	64.43	14.60 [7]	754		1.82	[8]	1.82	[8]	.12	[8]
(.15)	(.64)	(.79)	57.02	(9.45)	713		1.79		1.79		.20
(.05)	—	(.05)	63.75	23.68	851		1.84		1.84		.14
—	—	—	51.60	4.26	777		1.88		1.88		.21
(.02)	(2.63)	(2.65)	49.48	(9.04)	862		1.84		1.84		.08
(.14)	(.61)	(.75)	57.18	1.04	1,047		1.84		1.84		.47

(.73)	(.71)	(1.44)	66.68	15.18 [7,9]	—	[10]	.80	[8,9]	.80	[8,9]	1.12	[8,9]
(.78)	(.64)	(1.42)	59.39	(8.57)[9]	—	[10]	.79	[9]	.79	[9]	1.18	[9]
—	—	—	66.35	16.40 [7,9]	—	[10]	.85	[8,9]	.85	[8,9]	1.27	[8,9]

(.55)	(.71)	(1.26)	66.33	15.08 [7]	1,168		1.02	[8]	1.02	[8]	.93	[8]
(.64)	(.64)	(1.28)	58.95	(8.75)	1,017		1.00		1.00		.98
(.48)	—	(.48)	65.85	24.69	1,407		1.02		1.02		.97
(.32)	—	(.32)	53.31	5.14	1,172		1.03		1.03		1.00
(.42)	(2.63)	(3.05)	51.03	(8.28)	1,594		1.02		1.02		.91
(.60)	(.61)	(1.21)	58.83	1.87	1,791		1.02		1.02		1.34

(.78)	(.71)	(1.49)	66.60	15.23 [7]	11,252		.74	[8]	.74	[8]	1.21	[8]
(.81)	(.64)	(1.45)	59.35	(8.49)	9,250		.72		.72		1.28
(.66)	—	(.66)	66.27	25.02	8,100		.75		.75		1.22
(.47)	—	(.47)	53.69	5.45	6,392		.76		.76		1.39
(.68)	(2.63)	(3.31)	51.39	(8.05)	4,006		.76		.76		1.18
(.75)	(.61)	(1.36)	59.34	2.12	3,624		.75		.75		1.51

(.83)	(.71)	(1.54)	66.79	15.29 [7]	4,035		.64	[8]	.64	[8]	1.32	[8]
(.88)	(.64)	(1.52)	59.54	(8.40)	3,022		.63		.63		1.38
—	—	—	66.49	22.07 [7]	2,503		.65	[8]	.65	[8]	1.38	[8]

See end of table for footnotes.

New World Fund	35

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class 529-A:
4/30/2019[5,6]	$58.83	$.26	$8.33	$8.59
10/31/2018	65.72	.62	(6.26)	(5.64)
10/31/2017	53.22	.52	12.43	12.95
10/31/2016	50.93	.49	2.07	2.56
10/31/2015	58.81	.44	(5.23)	(4.79)
10/31/2014	58.92	.71	.33	1.04
Class 529-C:
4/30/2019[5,6]	57.14	.03	8.17	8.20
10/31/2018	63.76	.09	(6.07)	(5.98)
10/31/2017	51.64	.06	12.12	12.18
10/31/2016	49.55	.09	2.00	2.09
10/31/2015	57.25	.01	(5.08)	(5.07)
10/31/2014	57.42	.24	.31	.55
Class 529-E:
4/30/2019[5,6]	58.32	.20	8.29	8.49
10/31/2018	65.17	.48	(6.21)	(5.73)
10/31/2017	52.78	.39	12.35	12.74
10/31/2016	50.50	.38	2.05	2.43
10/31/2015	58.32	.32	(5.19)	(4.87)
10/31/2014	58.45	.57	.32	.89
Class 529-T:
4/30/2019[5,6]	59.37	.33	8.39	8.72
10/31/2018	66.33	.75	(6.30)	(5.55)
10/31/2017[5,11]	57.00	.43	8.90	9.33
Class 529-F-1:
4/30/2019[5,6]	58.90	.33	8.31	8.64
10/31/2018	65.78	.76	(6.26)	(5.50)
10/31/2017	53.28	.64	12.43	13.07
10/31/2016	50.99	.59	2.07	2.66
10/31/2015	58.89	.56	(5.25)	(4.69)
10/31/2014	59.00	.83	.32	1.15
Class R-1:
4/30/2019[5,6]	57.18	.04	8.17	8.21
10/31/2018	63.93	.14	(6.08)	(5.94)
10/31/2017	51.78	.09	12.15	12.24
10/31/2016	49.63	.13	2.02	2.15
10/31/2015	57.35	.06	(5.10)	(5.04)
10/31/2014	57.51	.30	.31	.61

36	New World Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]

$(.55)	$(.71)	$(1.26)	$66.16	15.01%[7]	$890		1.09%[8]		1.09%[8]		.86%[8]
(.61)	(.64)	(1.25)	58.83	(8.78)	788		1.05		1.05		.95
(.45)	—	(.45)	65.72	24.60	867		1.09		1.09		.89
(.27)	—	(.27)	53.22	5.05	709		1.13		1.13		.97
(.46)	(2.63)	(3.09)	50.93	(8.38)	709		1.11		1.11		.82
(.54)	(.61)	(1.15)	58.81	1.79	793		1.10		1.10		1.21

(.03)	(.71)	(.74)	64.60	14.60 [7]	123		1.85	[8]	1.85	[8]	.09	[8]
—	(.64)	(.64)	57.14	(9.49)	117		1.83		1.83		.14
(.06)	—	(.06)	63.76	23.61	173		1.88		1.88		.11
—	—	—	51.64	4.22	147		1.92		1.92		.18
—	(2.63)	(2.63)	49.55	(9.08)	151		1.90		1.90		.03
(.11)	(.61)	(.72)	57.25	.96	175		1.90		1.90		.41

(.41)	(.71)	(1.12)	65.69	14.92 [7]	39		1.28	[8]	1.28	[8]	.66	[8]
(.48)	(.64)	(1.12)	58.32	(8.98)	35		1.26		1.26		.73
(.35)	—	(.35)	65.17	24.34	41		1.30		1.30		.68
(.15)	—	(.15)	52.78	4.84	33		1.34		1.34		.76
(.32)	(2.63)	(2.95)	50.50	(8.57)	33		1.33		1.33		.60
(.41)	(.61)	(1.02)	58.32	1.54	38		1.33		1.33		.97

(.70)	(.71)	(1.41)	66.68	15.16 [7,9]	—	[10]	.84	[8,9]	.84	[8,9]	1.08	[8,9]
(.77)	(.64)	(1.41)	59.37	(8.60)[9]	—	[10]	.83	[9]	.83	[9]	1.14	[9]
—	—	—	66.33	16.37 [7,9]	—	[10]	.89	[8,9]	.89	[8,9]	1.23	[8,9]

(.73)	(.71)	(1.44)	66.10	15.16 [7]	85		.86	[8]	.86	[8]	1.09	[8]
(.74)	(.64)	(1.38)	58.90	(8.58)	73		.83		.83		1.15
(.57)	—	(.57)	65.78	24.85	58		.88		.88		1.10
(.37)	—	(.37)	53.28	5.28	44		.93		.93		1.17
(.58)	(2.63)	(3.21)	50.99	(8.19)	44		.90		.90		1.03
(.65)	(.61)	(1.26)	58.89	1.99	49		.89		.89		1.41

(.06)	(.71)	(.77)	64.62	14.63 [7]	30		1.81	[8]	1.81	[8]	.14	[8]
(.17)	(.64)	(.81)	57.18	(9.44)	28		1.77		1.77		.22
(.09)	—	(.09)	63.93	23.68	32		1.82		1.82		.15
—	—	—	51.78	4.33	29		1.83		1.83		.26
(.05)	(2.63)	(2.68)	49.63	(9.02)	30		1.81		1.81		.12
(.16)	(.61)	(.77)	57.35	1.07	37		1.79		1.79		.52

See end of table for footnotes.

New World Fund	37

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-2:
4/30/2019[5,6]	$57.19	$.06	$8.17	$8.23
10/31/2018	63.96	.17	(6.09)	(5.92)
10/31/2017	51.79	.14	12.16	12.30
10/31/2016	49.63	.15	2.01	2.16
10/31/2015	57.33	.08	(5.10)	(5.02)
10/31/2014	57.49	.29	.32	.61
Class R-2E:
4/30/2019[5,6]	58.48	.15	8.30	8.45
10/31/2018	65.48	.37	(6.22)	(5.85)
10/31/2017	53.25	.33	12.39	12.72
10/31/2016	51.02	.43	1.99	2.42
10/31/2015	59.26	.33	(5.27)	(4.94)
10/31/2014[5,13]	61.11	.01	(1.86)	(1.85)
Class R-3:
4/30/2019[5,6]	58.39	.19	8.29	8.48
10/31/2018	65.26	.47	(6.21)	(5.74)
10/31/2017	52.87	.40	12.36	12.76
10/31/2016	50.60	.39	2.05	2.44
10/31/2015	58.44	.33	(5.20)	(4.87)
10/31/2014	58.58	.57	.32	.89
Class R-4:
4/30/2019[5,6]	59.03	.29	8.35	8.64
10/31/2018	65.95	.68	(6.28)	(5.60)
10/31/2017	53.45	.58	12.47	13.05
10/31/2016	51.15	.56	2.07	2.63
10/31/2015	59.06	.51	(5.26)	(4.75)
10/31/2014	59.19	.78	.31	1.09
Class R-5E:
4/30/2019[5,6]	58.94	.37	8.30	8.67
10/31/2018	65.92	.86	(6.32)	(5.46)
10/31/2017	53.51	.73	12.39	13.12
10/31/2016[5,14]	51.81	.59	1.64	2.23
Class R-5:
4/30/2019[5,6]	59.67	.39	8.40	8.79
10/31/2018	66.60	.88	(6.35)	(5.47)
10/31/2017	53.92	.76	12.58	13.34
10/31/2016	51.61	.71	2.09	2.80
10/31/2015	59.56	.68	(5.31)	(4.63)
10/31/2014	59.66	.98	.30	1.28

38	New World Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income to average net assets[2,4]

$(.10)	$(.71)	$(.81)	$64.61	14.66%[7]	$307		1.75%[8]		1.75%[8]		.19%[8]
(.21)	(.64)	(.85)	57.19	(9.41)	283		1.72		1.72		.27
(.13)	—	(.13)	63.96	23.82	349		1.73		1.73		.25
—	—	—	51.79	4.35	311		1.79		1.79		.31
(.05)	(2.63)	(2.68)	49.63	(8.98)	313		1.78		1.78		.15
(.16)	(.61)	(.77)	57.33	1.07	364		1.79		1.79		.51
(.33)	(.71)	(1.04)	65.89	14.81 [7]	30		1.46	[8]	1.46	[8]	.49	[8]
(.51)	(.64)	(1.15)	58.48	(9.13)	25		1.43		1.43		.57
(.49)	—	(.49)	65.48	24.16	23		1.44		1.44		.56
(.19)	—	(.19)	53.25	4.76	6		1.45		1.45		.84
(.67)	(2.63)	(3.30)	51.02	(8.59)[9]	—	[10]	1.36	[9]	1.36	[9]	.60	[9]
—	—	—	59.26	(3.04)[7,9]	—	[10]	.22	[7,9]	.22	[7,9]	.01	[7,9]
(.38)	(.71)	(1.09)	65.78	14.90 [7]	639		1.30	[8]	1.30	[8]	.64	[8]
(.49)	(.64)	(1.13)	58.39	(8.99)	585		1.28		1.28		.71
(.37)	—	(.37)	65.26	24.35	691		1.30		1.30		.69
(.17)	—	(.17)	52.87	4.84	513		1.34		1.34		.78
(.34)	(2.63)	(2.97)	50.60	(8.57)	466		1.33		1.33		.61
(.42)	(.61)	(1.03)	58.44	1.53	495		1.32		1.32		.97
(.61)	(.71)	(1.32)	66.35	15.09 [7]	851		.99	[8]	.99	[8]	.96	[8]
(.68)	(.64)	(1.32)	59.03	(8.70)	730		.97		.97		1.02
(.55)	—	(.55)	65.95	24.72	787		.98		.98		1.00
(.33)	—	(.33)	53.45	5.18	523		1.01		1.01		1.10
(.53)	(2.63)	(3.16)	51.15	(8.27)	456		1.00		1.00		.93
(.61)	(.61)	(1.22)	59.06	1.87	471		1.00		1.00		1.31
(.78)	(.71)	(1.49)	66.12	15.21 [7]	30		.78	[8]	.78	[8]	1.20	[8]
(.88)	(.64)	(1.52)	58.94	(8.53)	16		.77		.77		1.33
(.71)	—	(.71)	65.92	24.93	2		.79		.79		1.21
(.53)	—	(.53)	53.51	4.37 [7]	—	[10]	.90	[8]	.89	[8]	1.24	[8]
(.82)	(.71)	(1.53)	66.93	15.27 [7]	450		.68	[8]	.68	[8]	1.27	[8]
(.82)	(.64)	(1.46)	59.67	(8.45)	268		.67		.67		1.32
(.66)	—	(.66)	66.60	25.11	427		.68		.68		1.30
(.49)	—	(.49)	53.92	5.49	298		.71		.71		1.40
(.69)	(2.63)	(3.32)	51.61	(8.00)	419		.70		.70		1.24
(.77)	(.61)	(1.38)	59.56	2.19	407		.69		.69		1.64

See end of table for footnotes.

New World Fund	39

Financial highlights (continued)

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-6:
4/30/2019[5,6]	$59.52	$.41	$8.38	$8.79
10/31/2018	66.45	.92	(6.33)	(5.41)
10/31/2017	53.83	.79	12.54	13.33
10/31/2016	51.52	.76	2.07	2.83
10/31/2015	59.47	.70	(5.29)	(4.59)
10/31/2014	59.58	.98	.32	1.30

	Six months ended	Year ended October 31
	April 30, 2019[5,6,7]	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	17%	36%	37%	30%	41%	32%

See notes to financial statements

40	New World Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[4]	Ratio of net income to average net assets[2,4]

$(.84)	$(.71)	$(1.55)	$66.76	15.29%[7]	$6,115	.63%[8]	.63%[8]	1.32%[8]
(.88)	(.64)	(1.52)	59.52	(8.38)	5,095	.62	.62	1.39
(.71)	—	(.71)	66.45	25.16	4,217	.64	.64	1.34
(.52)	—	(.52)	53.83	5.56	2,661	.65	.65	1.48
(.73)	(2.63)	(3.36)	51.52	(7.94)	1,810	.65	.65	1.29
(.80)	(.61)	(1.41)	59.47	2.22	1,640	.65	.65	1.64

[1]	Based on average shares outstanding.
[2]	For the years ended October 31, 2016 and October 31, 2014, this column reflects the impact of corporate action events that resulted in one-time increases to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.07 and .14 percentage points, respectively, for the year ended October 31, 2016, and $.19 and .31 percentage points, respectively, for the year ended October 31, 2014. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	Based on operations for a period that is less than a full year.
[6]	Unaudited.
[7]	Not annualized.
[8]	Annualized.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Amount less than $1 million.
[11]	Class T and 529-T shares began investment operations on April 7, 2017.
[12]	Class F-3 shares began investment operations on January 27, 2017.
[13]	Class R-2E shares began investment operations on August 29, 2014.
[14]	Class R-5E shares began investment operations on November 20, 2015.

New World Fund	41

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2018, through April 30, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

42	New World Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	11/1/2018	4/30/2019	during period*	expense ratio
Class A – actual return	$1,000.00	$1,150.61	$5.49	1.03%
Class A – assumed 5% return	1,000.00	1,019.69	5.16	1.03
Class C – actual return	1,000.00	1,146.02	9.68	1.82
Class C – assumed 5% return	1,000.00	1,015.77	9.10	1.82
Class T – actual return	1,000.00	1,151.76	4.27	.80
Class T – assumed 5% return	1,000.00	1,020.83	4.01	.80
Class F-1 – actual return	1,000.00	1,150.83	5.44	1.02
Class F-1 – assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class F-2 – actual return	1,000.00	1,152.31	3.95	.74
Class F-2 – assumed 5% return	1,000.00	1,021.12	3.71	.74
Class F-3 – actual return	1,000.00	1,152.86	3.42	.64
Class F-3 – assumed 5% return	1,000.00	1,021.62	3.21	.64
Class 529-A – actual return	1,000.00	1,150.13	5.81	1.09
Class 529-A – assumed 5% return	1,000.00	1,019.39	5.46	1.09
Class 529-C – actual return	1,000.00	1,146.00	9.84	1.85
Class 529-C – assumed 5% return	1,000.00	1,015.62	9.25	1.85
Class 529-E – actual return	1,000.00	1,149.25	6.82	1.28
Class 529-E – assumed 5% return	1,000.00	1,018.45	6.41	1.28
Class 529-T – actual return	1,000.00	1,151.63	4.48	.84
Class 529-T – assumed 5% return	1,000.00	1,020.63	4.21	.84
Class 529-F-1 – actual return	1,000.00	1,151.59	4.59	.86
Class 529-F-1 – assumed 5% return	1,000.00	1,020.53	4.31	.86
Class R-1 – actual return	1,000.00	1,146.29	9.63	1.81
Class R-1 – assumed 5% return	1,000.00	1,015.82	9.05	1.81
Class R-2 – actual return	1,000.00	1,146.63	9.31	1.75
Class R-2 – assumed 5% return	1,000.00	1,016.12	8.75	1.75
Class R-2E – actual return	1,000.00	1,148.13	7.78	1.46
Class R-2E – assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class R-3 – actual return	1,000.00	1,148.98	6.93	1.30
Class R-3 – assumed 5% return	1,000.00	1,018.35	6.51	1.30
Class R-4 – actual return	1,000.00	1,150.91	5.28	.99
Class R-4 – assumed 5% return	1,000.00	1,019.89	4.96	.99
Class R-5E – actual return	1,000.00	1,152.07	4.16	.78
Class R-5E – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class R-5 – actual return	1,000.00	1,152.67	3.63	.68
Class R-5 – assumed 5% return	1,000.00	1,021.42	3.41	.68
Class R-6 – actual return	1,000.00	1,152.88	3.36	.63
Class R-6 – assumed 5% return	1,000.00	1,021.67	3.16	.63

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

New World Fund	43

Approval of Investment Advisory and Service Agreement

New World Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2020. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $44 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

44	New World Fund

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing long-term capital appreciation. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through May 31, 2019. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Emerging Markets Funds Index, the Lipper Global Funds Index and the MSCI All Country World Index. They reviewed the results for the one-year, three-year, five-year, 10-year, and lifetime periods, and placed greater emphasis on longer-term periods. They noted that the investment results of the fund generally compared favorably to or in line with the results of these indexes for the longer-term periods and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Emerging Markets Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

New World Fund	45

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from receiving research obtained with commissions from portfolio transactions made on behalf of the fund and since that time CRMC has undertaken to bear the cost for such services. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

46	New World Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

New World Fund	47

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48	New World Fund

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New World Fund	51

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52	New World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete April 30, 2019, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder® and SMALLCAP World Fund®, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®

Investment portfolio

April 30, 2019

unaudited

Common stocks 87.30% Information technology 15.40%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.	75,291,500	$631,064
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	61,348
Microsoft Corp.	4,447,600	580,857
Mastercard Inc., Class A	1,991,300	506,268
Samsung Electronics Co., Ltd.	10,212,060	400,824
Samsung Electronics Co., Ltd., nonvoting preferred shares	575,000	18,311
Micron Technology, Inc.1	8,931,100	375,642
Broadcom Inc.	1,085,396	345,590
Keyence Corp.2	499,100	309,772
SK hynix, Inc.	3,993,000	270,040
PagSeguro Digital Ltd., Class A1	10,215,626	266,219
ASML Holding NV	1,106,455	230,255
Murata Manufacturing Co., Ltd.2	4,250,400	227,491
Visa Inc., Class A	1,346,900	221,471
Adobe Inc.1	639,700	185,033
Amadeus IT Group SA, Class A, non-registered shares	2,103,892	167,352
Kingdee International Software Group Co., Ltd.	131,762,001	161,243
StoneCo Ltd., Class A1	5,279,535	151,998
PayPal Holdings, Inc.1	1,154,000	130,137
Largan Precision Co., Ltd.	777,000	116,923
Tokyo Electron Ltd.2	524,900	83,171
EPAM Systems, Inc.1	331,500	59,458
Kingboard Holdings Ltd.	17,245,000	56,166
Accenture PLC, Class A	240,000	43,841
Amphenol Corp., Class A	424,000	42,213
Infineon Technologies AG	1,715,500	40,454
Temenos AG	241,000	40,066
Intel Corp.	783,900	40,010
Trimble Inc.1	822,200	33,562
Apple Inc.	149,400	29,980
Hamamatsu Photonics KK2	701,700	28,386
TravelSky Technology Ltd., Class H	10,911,500	28,027
Inphi Corp.1	535,000	24,428
Acacia Communications, Inc.1	409,433	23,698
TE Connectivity Ltd.	225,000	21,521
Hexagon AB, Class B	379,400	20,693
Western Union Co.	1,020,000	19,829
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	3,889,546	18,868
NVIDIA Corp.	103,000	18,643
Disco Corp. (Japan)2	92,000	15,764
Halma PLC	652,600	15,314
AAC Technologies Holdings Inc.	2,033,059	13,139
Xiaomi Corp., Class B1	7,405,000	11,346
Topcon Corp.2	753,367	9,135
Elastic NV, non-registered shares1	70,000	5,989
		6,101,539

New World Fund — Page 1 of 14

unaudited

Common stocks (continued) Consumer discretionary 13.69%	Shares	Value (000)
Alibaba Group Holding Ltd. (ADR)1	3,714,465	$689,293
Naspers Ltd., Class N	1,321,800	337,736
LVMH Moët Hennessy-Louis Vuitton SE	796,811	311,947
MercadoLibre, Inc.1	601,600	291,259
Galaxy Entertainment Group Ltd.	34,480,000	257,782
Marriott International, Inc., Class A	1,624,100	221,560
Meituan Dianping, Class B1	29,863,072	216,984
Melco Resorts & Entertainment Ltd. (ADR)	7,890,000	198,039
EssilorLuxottica1	1,401,974	170,611
Hermès International	240,786	169,385
Hyundai Motor Co.	1,369,199	162,337
Kering SA	265,531	156,951
Wynn Macau, Ltd.	53,216,200	152,632
Sony Corp.2	2,787,000	130,428
Huazhu Group Ltd. (ADR)	2,952,400	125,182
Midea Group Co., Ltd., Class A	15,740,066	122,429
Ryohin Keikaku Co., Ltd.2	585,600	111,164
Jumbo SA	5,625,631	102,217
Sands China Ltd.	18,498,000	101,630
General Motors Co.	2,469,000	96,168
Zhongsheng Group Holdings Ltd.	34,127,500	89,617
NIKE, Inc., Class B	1,013,000	88,972
adidas AG	300,000	77,088
Ctrip.com International, Ltd. (ADR)1	1,726,600	76,057
Industria de Diseño Textil, SA	2,198,469	66,503
Volkswagen AG, nonvoting preferred shares	380,000	66,079
Samsonite International SA	20,843,519	59,782
MakeMyTrip Ltd., non-registered shares1	2,218,200	55,921
Hyundai Mobis Co., Ltd.	266,145	52,971
Bayerische Motoren Werke AG	584,000	49,716
Booking Holdings Inc.1	26,200	48,601
Maruti Suzuki India Ltd.	445,000	42,651
Astra International Tbk PT	77,775,100	41,616
Suzuki Motor Corp.2	788,200	35,844
InterContinental Hotels Group PLC	542,010	35,113
Wynn Resorts, Ltd.	240,000	34,668
Ferrari NV	249,900	33,845
Mr Price Group Ltd.	2,121,121	32,121
Daimler AG1	488,846	31,987
Fast Retailing Co., Ltd.2	53,800	31,131
Lojas Americanas SA, preferred nominative	5,133,100	20,579
Lojas Americanas SA, ordinary nominative	2,140,600	6,988
Domino’s Pizza, Inc.	86,000	23,270
Eicher Motors Ltd.	78,400	22,959
Shangri-La Asia Ltd.	15,758,000	22,337
Vivo Energy PLC	12,998,600	22,035
Chow Sang Sang Holdings International Ltd.	11,735,000	19,477
Gree Electric Appliances, Inc. of Zhuhai, Class A	2,318,582	19,129
Inchcape PLC	2,341,650	18,764
YUM! Brands, Inc.	158,600	16,556
Matahari Department Store Tbk PT	53,221,900	15,201
MGM Resorts International	462,000	12,303
Motherson Sumi Systems Ltd.	5,219,870	10,994

New World Fund — Page 2 of 14

unaudited

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Valeo SA, non-registered shares	258,000	$9,367
GVC Holdings PLC	1,093,000	9,304
		5,425,280
Financials 12.55%
AIA Group Ltd.	61,792,800	629,759
HDFC Bank Ltd.	17,018,879	567,049
HDFC Bank Ltd. (ADR)	332,000	38,064
Kotak Mahindra Bank Ltd.	24,079,669	480,027
Sberbank of Russia PJSC (ADR)	18,483,343	264,674
China Construction Bank Corp., Class H	297,693,000	262,978
Itaú Unibanco Holding SA, preferred nominative	15,992,544	137,978
Itaú Unibanco Holding SA, preferred nominative (ADR)	13,684,500	118,371
Capitec Bank Holdings Ltd.	2,506,357	234,199
B3 SA - Brasil, Bolsa, Balcao	24,699,600	217,006
Bank Central Asia Tbk PT	105,629,900	213,113
Bajaj Finance Ltd.	3,581,000	159,396
Prudential PLC	5,989,000	135,498
Bank of China Ltd., Class H	249,950,000	119,163
PICC Property and Casualty Co., Ltd., Class H	97,010,000	108,946
ICICI Bank Ltd.	11,321,721	66,331
ICICI Bank Ltd. (ADR)	3,166,980	36,262
Ping An Insurance (Group) Co. of China, Ltd., Class H	5,754,167	69,279
Ping An Insurance (Group) Co. of China, Ltd., Class A	970,763	12,407
Türkiye Garanti Bankasi AS1	57,361,282	78,540
IRB Brasil Resseguros SA	3,096,300	74,148
Shriram Transport Finance Co., Ltd.	4,391,063	70,136
Banco Bradesco SA, preferred nominative	7,611,600	69,068
BB Seguridade Participações SA	9,531,000	68,691
Housing Development Finance Corp. Ltd.	2,366,090	67,868
Moody’s Corp.	336,000	66,064
UniCredit SpA	3,777,834	52,245
The People’s Insurance Co. (Group) of China Ltd., Class H1	123,300,000	50,453
Credicorp Ltd.	175,000	41,458
Bank of the Philippine Islands	25,303,880	41,200
IndusInd Bank Ltd.	1,775,000	40,998
Eurobank Ergasias SA1	46,290,599	38,680
Vietnam Technological and Commercial Joint Stock Bank1,2	33,130,515	34,642
Remgro Ltd.	2,460,000	33,388
Akbank TAS1	27,240,000	27,939
Kasikornbank PCL, foreign registered	4,469,500	26,670
Grupo Financiero Galicia SA, Class B (ADR)	1,215,000	26,463
Ayala Corp.	1,380,000	23,939
Discovery Ltd.	1,987,558	20,016
Hong Kong Exchanges and Clearing Ltd.	550,500	19,087
Itaúsa - Investimentos Itaú SA, preferred nominative	6,105,547	18,545
Bharat Financial Inclusion Ltd.1	1,239,000	17,953
China Renaissance Holdings Ltd.1	6,910,236	17,265
Agricultural Bank of China Ltd., Class H	32,903,000	15,183
Old Mutual Ltd. Group	9,100,000	14,625
Moscow Exchange MICEX-RTS PJSC	6,856,705	9,656
Chubb Ltd.	65,000	9,438
Metropolitan Bank & Trust Co.	6,173,454	8,796
Haci Ömer Sabanci Holding AS	5,626,448	7,261

New World Fund — Page 3 of 14

unaudited

Common stocks (continued) Financials (continued)	Shares	Value (000)
FirstRand Ltd.	1,500,000	$7,121
TCS Group Holding PLC (GDR)	252,117	5,017
		4,973,053
Health care 8.33%
Thermo Fisher Scientific Inc.	873,520	242,358
AstraZeneca PLC	2,607,000	194,657
Abbott Laboratories	2,256,000	179,487
Yunnan Baiyao Group Co., Ltd., Class A	13,018,154	171,017
Carl Zeiss Meditec AG, non-registered shares	1,620,880	159,164
Novartis AG	1,920,150	156,804
Asahi Intecc Co., Ltd.2	2,459,200	124,599
CSL Ltd.	889,000	124,444
BioMarin Pharmaceutical Inc.1	1,357,279	116,088
AbbVie Inc.	1,439,000	114,242
Novo Nordisk A/S, Class B	2,264,504	110,737
Hypera SA, ordinary nominative	14,002,166	100,273
Straumann Holding AG	111,345	89,889
Alcon Inc.1	1,537,200	88,525
PerkinElmer, Inc.	910,870	87,298
Koninklijke Philips NV	2,017,263	85,898
China Biologic Products Holdings, Inc.1	762,480	76,446
Waters Corp.1	330,000	70,468
Jiangsu Hengrui Medicine Co., Ltd., Class A	7,067,875	68,981
Grifols, SA, Class B, nonvoting preferred, non-registered shares	3,009,716	57,994
Grifols, SA, Class B (ADR)	401,870	7,692
Illumina, Inc.1	205,800	64,210
Notre Dame Intermedica Participacoes SA	6,696,000	59,974
BeiGene, Ltd. (ADR)1	482,100	59,891
Bayer AG	828,000	55,108
WuXi Biologics (Cayman) Inc.1	5,291,200	53,217
Berry Genomics Co., Ltd., Class A1	8,755,900	49,519
bioMérieux SA	577,000	45,787
IHH Healthcare Bhd.	31,984,000	43,012
Pfizer Inc.	1,018,000	41,341
WuXi AppTec Co., Ltd., Class H1	3,264,900	40,162
Merck & Co., Inc.	490,000	38,568
Boston Scientific Corp.1	987,000	36,637
Hugel, Inc.1	101,426	35,981
Piramal Enterprises Ltd.	525,949	17,861
Piramal Enterprises Ltd., interim shares1,2	477,720	16,223
Genomma Lab Internacional, SAB de CV, Series B1	41,949,334	33,723
HOYA Corp.2	465,000	32,734
Teva Pharmaceutical Industries Ltd. (ADR)1	2,065,000	31,429
Zoetis Inc., Class A	307,500	31,316
OdontoPrev SA, ordinary nominative	6,020,000	25,639
Danaher Corp.	135,100	17,893
Hikma Pharmaceuticals PLC	713,400	16,424
NMC Health PLC	365,000	13,432
Hangzhou Tigermed Consulting Co., Ltd., Class A	1,112,822	10,968
Aier Eye Hospital Group Co., Ltd., Class A	57,914	321
		3,298,431

New World Fund — Page 4 of 14

unaudited

Common stocks (continued) Industrials 7.69%	Shares	Value (000)
Airbus SE, non-registered shares	3,134,601	$428,502
Shanghai International Airport Co., Ltd., Class A	26,347,414	276,232
Adani Ports & Special Economic Zone Ltd.	46,788,824	264,237
International Container Terminal Services, Inc.3	104,311,000	253,209
SMC Corp.2	443,299	183,368
Safran SA	1,087,352	158,423
Boeing Co.	366,500	138,423
Nidec Corp.2	959,900	137,342
Guangzhou Baiyun International Airport Co., Ltd., Class A	57,863,694	130,899
Azul SA, preference shares (ADR)1	3,006,527	78,049
Azul SA, preference shares1	2,979,200	25,833
Havells India Ltd.	7,265,000	80,913
Jardine Matheson Holdings Ltd.	1,119,400	73,656
GOL Linhas Aéreas Inteligentes SA, preferred nominative1	10,398,500	60,411
GOL Linhas Aéreas Inteligentes SA, preferred nominative (ADR) (Brazil)1	944,799	10,686
Edenred SA	1,492,100	70,305
Daikin Industries, Ltd.2	407,900	51,959
Alliance Global Group, Inc.	167,000,000	47,941
DP World PLC	2,370,500	47,410
ASSA ABLOY AB, Class B	2,201,637	46,967
TransDigm Group Inc.1	93,400	45,067
Cummins Inc.	265,000	44,067
Spirax-Sarco Engineering PLC	392,000	42,171
Koc Holding AS, Class B	14,750,000	40,046
Rolls-Royce Holdings PLC1	3,145,000	37,508
CCR SA, ordinary nominative	12,428,100	37,052
Deere & Co.	214,200	35,478
Rational AG	51,800	34,976
Wizz Air Holdings PLC1	781,326	34,641
DSV A/S	310,000	28,642
Knorr-Bremse AG, non-registered shares1	227,000	24,607
Ryanair Holdings PLC (ADR)1	295,000	22,904
Aeroflot - Russian Airlines PJSC	13,930,000	20,751
MISUMI Group Inc.2	568,900	14,704
Komatsu Ltd.2	551,902	14,263
DKSH Holding AG	112,851	6,928
		3,048,570
Materials 7.05%
Vale SA, ordinary nominative (ADR)	18,198,375	232,575
Vale SA, ordinary nominative	16,643,362	212,653
First Quantum Minerals Ltd.	25,438,000	268,678
Freeport-McMoRan Inc.	15,204,000	187,161
Teck Resources Ltd., Class B	7,567,400	178,947
Chr. Hansen Holding A/S	1,436,710	146,557
UPL Ltd.	8,030,000	111,889
Fortescue Metals Group Ltd.	16,802,431	84,691
Rio Tinto PLC	1,376,000	80,116
Sika AG	514,949	78,838
Pidilite Industries Ltd.	4,100,000	72,773
International Flavors & Fragrances Inc.	453,921	62,546
Glencore PLC	14,755,700	58,561
BHP Group PLC	2,478,000	58,467
Johnson Matthey PLC	1,332,111	57,966
LafargeHolcim Ltd.	1,068,757	54,940

New World Fund — Page 5 of 14

unaudited

Common stocks (continued) Materials (continued)	Shares	Value (000)
En+ Group PLC (GDR)1,4	6,690,000	$52,182
Arkema SA	500,200	51,311
Kansai Paint Co., Ltd.2	2,424,200	46,037
Yara International ASA	1,013,000	45,687
Gerdau SA (ADR)	12,727,600	45,565
Shin-Etsu Chemical Co., Ltd.2	473,200	44,317
Evonik Industries AG	1,468,000	43,731
Loma Negra Compania Industrial Argentina SA (ADR)1	4,099,288	40,993
Akzo Nobel NV	464,888	39,471
Celanese Corp.	365,400	39,423
Alcoa Corp.1	1,475,600	39,369
Air Liquide SA, non-registered shares	293,961	39,087
Linde PLC	213,200	38,431
Koninklijke DSM NV	318,000	36,327
LANXESS AG	612,000	35,351
Givaudan SA	11,558	29,934
Air Products and Chemicals, Inc.	118,000	24,283
MMG Ltd.1	55,900,000	24,156
CCL Industries Inc., Class B, nonvoting shares	466,600	19,905
Amcor Ltd.	1,745,000	19,719
SIG Combibloc Group AG	1,997,000	19,442
Umicore SA	477,784	18,488
Barrick Gold Corp.	1,341,000	17,058
Klabin SA, units	3,674,000	15,554
BASF SE	178,200	14,488
Turquoise Hill Resources Ltd.1	4,317,100	6,476
		2,794,143
Consumer staples 6.62%
JBS SA, ordinary nominative	77,425,902	390,378
Nestlé SA	3,189,673	306,931
Pernod Ricard SA	1,189,200	207,207
Kweichow Moutai Co., Ltd., Class A	1,285,111	185,800
Treasury Wine Estates Ltd.	9,220,000	111,794
Kirin Holdings Co., Ltd.2	4,931,000	111,552
British American Tobacco PLC	2,492,500	97,182
Raia Drogasil SA, ordinary nominative	5,037,500	88,825
Carlsberg A/S, Class B	659,721	85,217
Coca-Cola Co.	1,268,900	62,252
a2 Milk Co., Ltd.1	5,125,000	57,661
Reckitt Benckiser Group PLC	670,400	54,174
PepsiCo, Inc.	410,000	52,500
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	44,145
Wal-Mart de México, SAB de CV, Series V	2,595,000	7,626
Shoprite Holdings Ltd.	4,264,979	51,382
Fomento Económico Mexicano, SAB de CV	5,098,000	49,730
Thai Beverage PCL	74,860,800	46,234
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	9,602,477	44,187
Associated British Foods PLC	1,199,100	40,013
United Spirits Ltd.1	4,826,711	38,938
Henkel AG & Co. KGaA, nonvoting preferred shares	353,500	35,779
Uni-Charm Corp.2	1,059,000	34,796
Godrej Consumer Products Ltd.	3,620,952	33,933
Mondelez International, Inc.	609,800	31,008
CP ALL PCL, foreign registered1	12,396,600	30,094

New World Fund — Page 6 of 14

unaudited

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Herbalife Nutrition Ltd.1	545,700	$28,840
Emperador Inc.1	197,286,200	28,128
Grupo Nutresa SA	3,341,557	27,698
Sun Art Retail Group Ltd.	30,708,000	26,814
Anheuser-Busch InBev SA/NV	273,500	24,314
Coca-Cola FEMSA, SAB de CV, units	3,348,000	21,357
Lion Corp.2	1,027,500	21,107
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	20,743
WH Group Ltd.	16,970,500	20,119
Chongqing Fuling Zhacai Group Co., Ltd., Class A	4,213,521	17,944
Coca-Cola HBC AG (CDI)	434,000	15,512
Ambev SA	3,250,000	15,309
Kao Corp.2	196,000	15,060
L’Oréal SA, non-registered shares	54,641	15,021
Asahi Group Holdings, Ltd.2	320,700	13,906
AMOREPACIFIC Corp.	44,600	7,941
Masan Group Corp.1,2	1,457,170	5,446
		2,624,597
Communication services 6.43%
Alphabet Inc., Class C1	416,136	494,569
Alphabet Inc., Class A1	118,464	142,034
Tencent Holdings Ltd.	12,862,500	636,173
Facebook, Inc., Class A1	2,055,497	397,533
Activision Blizzard, Inc.	3,711,007	178,908
Yandex NV, Class A1	4,649,500	174,031
YY Inc., Class A (ADR)1	1,253,000	106,016
América Móvil, SAB de CV, Series L (ADR)	5,575,786	82,354
América Móvil, SAB de CV, Series L	3,967,600	2,955
SoftBank Group Corp.2	544,900	56,804
Baidu, Inc., Class A (ADR)1	314,360	52,256
Zee Entertainment Enterprises Ltd.	7,762,955	48,283
China Tower Corp. Ltd., Class H	134,584,000	36,370
HUYA, Inc. (ADR)1	1,290,000	30,818
Electronic Arts Inc.1	218,200	20,653
Bharti Airtel Ltd.	4,350,000	20,032
Intouch Holdings PCL, foreign registered	9,823,000	18,308
Tencent Music Entertainment Group, Class A (ADR)1	1,054,379	18,135
Spotify Technology SA1	104,823	14,232
Netflix, Inc.1	37,700	13,969
MultiChoice Group Ltd.1	316,966	2,846
		2,547,279
Energy 5.87%
Reliance Industries Ltd.	39,756,028	796,107
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	20,848,787	317,527
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	2,950,100	40,712
Royal Dutch Shell PLC, Class B	5,748,365	184,736
Royal Dutch Shell PLC, Class B (ADR)	349,700	22,692
Royal Dutch Shell PLC, Class A (GBP denominated)	684,278	21,861
Kosmos Energy Ltd.3	25,910,000	173,338
Energean Oil & Gas PLC1,3	9,900,000	107,021
Exxon Mobil Corp.	747,000	59,969
Noble Energy, Inc.	2,173,000	58,801
Ultrapar Participacoes SA, ordinary nominative	9,298,110	49,797

New World Fund — Page 7 of 14

unaudited

Common stocks (continued) Energy (continued)	Shares	Value (000)
Gulf Keystone Petroleum Ltd.1,3	14,566,135	$48,245
Halliburton Co.	1,649,000	46,716
Occidental Petroleum Corp.	707,700	41,669
BP PLC	5,682,100	41,419
Oil Search Ltd.	7,060,900	38,726
Indus Gas Ltd.1,3	10,429,272	37,535
Novatek PJSC (GDR)	183,400	35,341
Schlumberger Ltd.	786,700	33,576
Rosneft Oil Co. PJSC (GDR)	4,516,200	30,042
CNOOC Ltd.	15,860,000	28,668
Baker Hughes, a GE Co., Class A	1,030,000	24,741
China Oilfield Services Ltd., Class H	23,078,000	24,711
Chevron Corp.	186,100	22,343
INPEX Corp.2	2,035,000	19,886
TOTAL SA	169,780	9,435
China Petroleum & Chemical Corp., Class H	12,160,000	9,347
		2,324,961
Utilities 2.39%
ENN Energy Holdings Ltd.	44,703,600	422,259
China Gas Holdings Ltd.	86,403,866	278,107
China Resources Gas Group Ltd.	46,710,000	216,140
Pampa Energía SA (ADR)1	740,000	15,503
Enel SpA	2,360,000	14,926
		946,935
Real estate 1.28%
American Tower Corp. REIT	560,100	109,387
Ayala Land, Inc.	88,803,200	83,414
Ayala Land, Inc., preference shares1,2,5	30,910,900	53
China Overseas Land & Investment Ltd.	13,890,000	51,967
CK Asset Holdings Ltd.	6,384,000	51,269
Embassy Office Parks REIT1,2,4	9,765,600	42,739
BR Malls Participacoes SA, ordinary nominative	13,492,934	42,326
Sun Hung Kai Properties Ltd.	1,757,000	30,326
Longfor Group Holdings Ltd.	8,042,500	29,628
SM Prime Holdings, Inc.	35,494,542	28,232
Vinhomes JSC1,2	5,106,940	20,222
Central Pattana PCL, foreign registered	7,100,000	16,791
		506,354
Total common stocks (cost: $24,899,657,000)		34,591,142
Preferred securities 0.00% Industrials 0.00%
Rolls-Royce Holdings PLC, Class C, noncumulative preferred1,2	223,295,000	291
Total preferred securities (cost: $288,000)		291

New World Fund — Page 8 of 14

unaudited

Rights & warrants 0.26% Health care 0.14%	Shares	Value (000)
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 20192,4	6,732,000	$37,303
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 20212,4	3,365,629	18,650
Piramal Enterprises Ltd., rights, expire 20191,2,6	20,770	—
		55,953
Consumer staples 0.09%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 20221,2,4	2,610,700	34,598
Financials 0.03%
Axis Bank Ltd., warrants, expire 20191,2	2,786,000	12,625
Communication services 0.00%
Bharti Airtel Ltd., rights, expire 20191,2	1,233,582	1,779
Total rights & warrants (cost: $57,036,000)		104,955
Bonds, notes & other debt instruments 3.95% Bonds & notes of governments & government agencies outside the U.S. 3.34%	Principal amount (000)
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 54.47% 20207	ARS17,268	396
Argentine Republic 6.875% 2021	$7,272	6,145
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 44.503% 20227	ARS60,539	1,168
Argentine Republic 7.50% 2026	$16,580	12,508
Argentine Republic 5.875% 2028	10,000	6,946
Argentine Republic 8.28% 20338	10,333	7,709
Argentine Republic 0% 2035	55,100	1,681
Argentine Republic 3.75% 2038 (5.25% on 3/31/2029)9	71,900	37,910
Armenia (Republic of) 7.15% 2025	6,000	6,693
Bahrain (Kingdom of) 6.75% 20294	6,450	6,857
Banque Centrale de Tunisie 6.75% 2023	€1,830	2,072
Banque Centrale de Tunisie 5.625% 2024	5,895	6,452
Banque Centrale de Tunisie 5.75% 2025	$5,575	5,115
Brazil (Federative Republic of) 4.25% 2025	2,505	2,538
Brazil (Federative Republic of) 10.00% 2025	BRL94,487	25,561
Brazil (Federative Republic of) 10.00% 2027	10,000	2,706
Buenos Aires (City of) 8.95% 2021	$8,904	8,559
Cameroon (Republic of) 9.50% 2025	12,737	13,677
Colombia (Republic of) 4.375% 2021	4,000	4,112
Colombia (Republic of) 4.50% 2026	7,020	7,391
Colombia (Republic of) 9.85% 2027	COP5,915,000	2,266
Colombia (Republic of) 4.50% 2029	$3,825	4,041
Colombia (Republic of) 7.375% 2037	10,950	14,303
Cote d’Ivoire (Republic of) 5.75% 20329	11,222	10,616
Croatia (Republic of) 6.625% 2020	8,000	8,339
Croatia (Republic of) 5.50% 20234	5,415	5,872
Dominican Republic 7.50% 2021	11,450	11,868
Dominican Republic 5.50% 20254	12,700	13,160
Dominican Republic 10.375% 2026	DOP289,000	5,947
Dominican Republic 11.00% 2026	121,900	2,634
Dominican Republic 11.00% 2026	61,700	1,309
Dominican Republic 5.95% 2027	$7,820	8,270
Dominican Republic 8.625% 20274	4,950	5,822
Dominican Republic 11.25% 2027	DOP274,300	6,010

New World Fund — Page 9 of 14

unaudited

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Dominican Republic 6.00% 20284	$4,360	$4,611
Dominican Republic 11.375% 2029	DOP195,700	4,307
Dominican Republic 7.45% 20444	$18,050	20,487
Dominican Republic 7.45% 2044	5,700	6,469
Dominican Republic 6.85% 20454	2,000	2,150
Egypt (Arab Republic of) 7.50% 20274	6,800	7,026
Egypt (Arab Republic of) 6.588% 20284	2,500	2,421
Egypt (Arab Republic of) 5.625% 2030	€3,225	3,437
Egypt (Arab Republic of) 8.50% 2047	$10,000	10,198
Greece (Hellenic Republic of) 3.50% 2023	€1,314	1,558
Greece (Hellenic Republic of) 3.375% 2025	15,000	17,461
Greece (Hellenic Republic of) 3.75% 2028	1,779	2,080
Greece (Hellenic Republic of) 3.90% 2033	1,858	2,105
Greece (Hellenic Republic of) 4.00% 2037	1,482	1,639
Greece (Hellenic Republic of) 4.20% 2042	1,454	1,606
Guatemala (Republic of) 4.375% 2027	$14,215	13,961
Honduras (Republic of) 8.75% 2020	5,559	5,941
Honduras (Republic of) 6.25% 2027	19,495	20,592
Indonesia (Republic of) 4.875% 2021	19,165	19,850
Indonesia (Republic of) 3.75% 2022	30,235	30,757
Indonesia (Republic of) 4.35% 20244	7,000	7,275
Indonesia (Republic of) 4.75% 20264	26,740	28,536
Indonesia (Republic of) 5.25% 2042	14,950	16,267
Iraq (Republic of) 6.752% 2023	24,200	24,668
Iraq (Republic of) 5.80% 2028	4,545	4,423
Jordan (Hashemite Kingdom of) 6.125% 20264	5,130	5,167
Jordan (Hashemite Kingdom of) 5.75% 20274	21,135	20,677
Kazahkstan (Republic of) 1.55% 2023	€1,540	1,792
Kazakhstan (Republic of) 5.125% 20254	$9,750	10,773
Kazakhstan (Republic of) 5.125% 2025	5,700	6,298
Kazakhstan (Republic of) 2.375% 2028	€4,060	4,763
Kazakhstan (Republic of) 6.50% 20454	$7,865	10,229
Kenya (Republic of) 5.875% 20194	2,605	2,611
Kenya (Republic of) 6.875% 2024	15,875	16,242
Kenya (Republic of) 6.875% 20244	5,175	5,295
Kenya (Republic of) 8.25% 20484	3,220	3,189
Kuwait (State of) 2.75% 20224	4,500	4,497
Nigeria (Republic of) 6.375% 2023	17,825	18,419
Nigeria (Republic of) 6.375% 20234	1,095	1,131
Nigeria (Republic of) 6.50% 20274	2,965	2,923
Pakistan (Islamic Republic of) 5.50% 20214	9,145	9,236
Pakistan (Islamic Republic of) 8.25% 2024	9,255	10,030
Pakistan (Islamic Republic of) 8.25% 20244	6,500	7,044
Pakistan (Islamic Republic of) 8.25% 20254	9,222	10,019
Pakistan (Islamic Republic of) 6.875% 2027	5,000	4,979
Pakistan (Islamic Republic of) 6.875% 20274	2,600	2,589
Panama (Republic of) 3.75% 20264	14,090	14,141
Panama (Republic of) 4.50% 2047	19,930	21,001
Paraguay (Republic of) 5.00% 2026	12,365	13,107
Paraguay (Republic of) 5.00% 20264	4,475	4,743
Paraguay (Republic of) 4.70% 20274	8,790	9,183
Paraguay (Republic of) 4.70% 2027	5,500	5,746
Peru (Republic of) 2.75% 2026	€8,255	10,386
Peru (Republic of) 6.15% 2032	PEN90,000	28,710
Peru (Republic of) 6.55% 2037	$2,517	3,379

New World Fund — Page 10 of 14

unaudited

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Peru (Republic of) 5.625% 2050	$1,240	$1,587
Poland (Republic of) 3.25% 2026	12,900	13,184
PT Indonesia Asahan Aluminium Tbk 5.23% 20214	3,045	3,171
PT Indonesia Asahan Aluminium Tbk 5.71% 20234	1,495	1,606
PT Indonesia Asahan Aluminium Tbk 6.53% 20284	2,115	2,407
Qatar (State of) 4.50% 20284	25,500	27,598
Romania 2.875% 2029	€18,275	21,221
Romania 5.125% 20484	$20,600	20,862
Russian Federation 6.50% 2024	RUB950,000	13,972
Russian Federation 4.375% 20294	$10,000	10,071
Russian Federation 6.90% 2029	RUB975,000	13,969
Saudi Arabia (Kingdom of) 2.375% 20214	$1,700	1,677
Saudi Arabia (Kingdom of) 2.894% 20224	10,500	10,489
Saudi Arabia (Kingdom of) 3.25% 20264	6,915	6,802
Saudi Arabia (Kingdom of) 3.625% 20284	12,700	12,734
Senegal (Republic of) 4.75% 2028	€13,200	14,675
South Africa (Republic of) 5.875% 2030	$8,215	8,409
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR65,000	5,028
South Africa (Republic of), Series R-209, 6.25% 2036	145,000	7,363
South Africa (Republic of), Series R-214, 6.50% 2041	273,380	13,540
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	$1,900	1,890
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	2,000	1,988
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	3,380	3,281
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	530	530
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	16,820	16,664
Sri Lanka (Democratic Socialist Republic of) 6.20% 20274	2,660	2,519
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028	14,000	13,539
Sri Lanka (Democratic Socialist Republic of) 6.75% 20284	1,990	1,925
Turkey (Republic of) 9.20% 2021	TRY34,980	4,499
Turkey (Republic of) 10.70% 2021	49,500	6,807
Turkey (Republic of) 10.70% 2022	52,700	6,465
Turkey (Republic of) 7.10% 2023	71,580	7,390
Turkey (Republic of) 7.25% 2023	$6,280	6,279
Turkey (Republic of) 16.20% 2023	TRY41,300	5,849
Turkey (Republic of) 2.00% 202410	15,122	2,278
Turkey (Republic of) 9.00% 2024	30,421	3,290
Turkey (Republic of) 4.875% 2026	$38,940	33,309
Turkey (Republic of) 6.00% 2041	8,795	7,156
Turkey (Republic of) 4.875% 2043	5,350	3,951
Turkey (Republic of) 5.75% 2047	43,860	34,499
Ukraine Government 7.75% 2022	28,000	27,619
Ukraine Government 7.75% 2027	22,200	20,520
Ukraine Government 7.375% 2032	16,200	14,326
United Mexican States 4.00% 2023	19,150	19,701
United Mexican States 3.60% 2025	4,000	4,004
United Mexican States 4.15% 2027	19,400	19,697
United Mexican States, Series M, 5.75% 2026	MXN614,200	28,523
Venezuela (Bolivarian Republic of) 7.00% 201811	$870	244
Venezuela (Bolivarian Republic of) 7.75% 201911	15,668	4,563
Venezuela (Bolivarian Republic of) 6.00% 202011	12,912	3,793
Venezuela (Bolivarian Republic of) 12.75% 202211	1,162	350
Venezuela (Bolivarian Republic of) 9.00% 202311	18,851	5,702
Venezuela (Bolivarian Republic of) 8.25% 202411	4,062	1,214
Venezuela (Bolivarian Republic of) 7.65% 202511	1,741	511
Venezuela (Bolivarian Republic of) 11.75% 202611	870	272

New World Fund — Page 11 of 14

unaudited

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Venezuela (Bolivarian Republic of) 9.25% 202711	$2,321	$737
Venezuela (Bolivarian Republic of) 9.25% 202811	4,346	1,288
Venezuela (Bolivarian Republic of) 11.95% 203111	1,449	449
Venezuela (Bolivarian Republic of) 7.00% 203811	1,448	413
		1,323,176
Corporate bonds & notes 0.61% Energy 0.21%
Gazprom OJSC 6.51% 20224	5,410	5,829
Gazprom OJSC, Series 9, 6.51% 2022	17,200	18,531
Petrobras Global Finance Co. 8.75% 2026	10,000	12,006
Petrobras Global Finance Co. 6.85% 2115	4,340	4,258
Petróleos Mexicanos 7.65% 2021	MXN262,555	13,089
Petróleos Mexicanos 7.19% 2024	485,398	21,670
Petróleos Mexicanos 7.19% 2024	130,561	5,829
Petróleos Mexicanos 7.47% 2026	63,380	2,715
		83,927
Financials 0.20%
BBVA Bancomer SA 6.50% 20214	$3,275	3,436
HSBK (Europe) BV 7.25% 20214	11,150	11,736
SB Capital SA, Contingent Convertible, 5.25% 20234	5,000	5,107
Unicredit SpA, Contingent Convertible, 5.375% (undated)9	€4,425	4,417
Unicredit SpA, Contingent Convertible, 6.625% (undated)9	17,584	19,674
Unicredit SpA, Contingent Convertible, 8.00% (undated)9	$22,425	21,669
UniCredit SpA 5.861% 20324,9	9,000	8,421
VEB Finance Ltd. 6.902% 2020	5,300	5,469
		79,929
Utilities 0.07%
Cemig Geração e Transmissão SA 9.25% 20244	5,890	6,484
Eskom Holdings Ltd. 5.75% 20214	7,900	7,849
State Grid Overseas Investment Ltd. 3.50% 20274	14,225	14,199
		28,532
Materials 0.05%
Vale SA 6.25% 2026	6,455	7,081
Vale SA 6.875% 2036	1,080	1,257
Vale SA 6.875% 2039	9,725	11,342
		19,680
Industrials 0.04%
DP World Crescent 4.848% 20284	11,175	11,724
Lima Metro Line Finance Ltd. 5.875% 20344	3,035	3,244
		14,968
Other mortgage-backed securities 0.02%
Export Credit Bank of Turkey 5.375% 20214	7,255	6,992
Communication services 0.02%
Myriad International Holdings 6.00% 2020	6,575	6,795
Total corporate bonds & notes		240,823
Total bonds, notes & other debt instruments (cost: $1,558,879,000)		1,563,999

New World Fund — Page 12 of 14

unaudited

Short-term securities 8.07% Money market investments 7.67%	Shares	Value (000)
Capital Group Central Cash Fund	30,390,464	$3,038,743
Other short-term securities 0.40%	Principal amount (000)
Argentinian Treasury Bills (42.94%)–9.41% due 5/10/2019–4/30/2020	ARS2,336,099	57,368
Egyptian Treasury Bills 15.12%–17.16% due 5/14/2019–10/22/2019	EGP1,772,800	99,285
Nigerian Treasury Bill 14.18% due 10/10/2019	NGN950,000	2,482

Total short-term securities (cost: $3,206,688,000)		3,197,878
Total investment securities 99.58% (cost: $29,722,548,000)		39,458,265
Other assets less liabilities 0.42%		166,156
Net assets 100.00%		$39,624,421

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation at 4/30/2019 (000)
Purchases (000)	Sales (000)
USD73,869	CNH496,216	Standard Chartered Bank	5/7/2019	$203
USD28,587	BRL109,970	JPMorgan Chase	5/17/2019	580
USD17,163	GBP13,135	JPMorgan Chase	5/17/2019	19
				$802

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $2,129,291,000, which represented 5.37% of the net assets of the fund. This amount includes $1,930,388,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $600,018,000, which represented 1.51% of the net assets of the fund.
5	Value determined using significant unobservable inputs.
6	Purchased on a TBA basis.
7	Coupon rate may change periodically.
8	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
9	Step bond; coupon rate may change at a later date.
10	Index-linked bond whose principal amount moves with a government price index.
11	Scheduled interest and/or principal payment was not received.

New World Fund — Page 13 of 14

unaudited

Key to abbreviations and symbols
ADR = American Depositary Receipts
ARS = Argentine pesos
BRL = Brazilian reais
CDI = CREST Depository Interest
CNH = Chinese yuan renminbi
COP = Colombian pesos
DOP = Dominican pesos
EGP = Egyptian pounds
€ = Euros
GBP = British pounds
GDR = Global Depositary Receipts
MXN = Mexican pesos
NGN = Nigerian naira
PEN = Peruvian nuevos soles
RUB = Russian rubles
TBA = To-be-announced
TRY = Turkish lira
USD/$ = U.S. dollars
ZAR = South African rand

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

© 2019 Capital Group. All rights reserved.

MFGEFPX-036-0619O-S66058	New World Fund — Page 14 of 14

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By __/s/ Walter R. Burkley____________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: June 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Walter R. Burkley_________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: June 28, 2019

By ___/s/ Brian C. Janssen __________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: June 28, 2019